DATED 9 JUNE 2023

(1) ASEAN FOUNDATION

(2) VIVOPOWER INTERNATIONAL PLC

SUBSCRIPTION AGREEMENT

RELATING TO

VIVOPOWER INTERNATIONAL PLC

DATED **9 June 2023**

PARTIES

(1) **ASEAN Foundation**, registered under the licence number OL6782, whose registered address is at Level 1, Gate Avenue South, Dubai International Financial Centre, United Arab Emirates (the "**Subscriber**");

(2) **VivoPower International PLC** (NASDAQ: VVPR), a company registered in England and Wales under company number 09978410 whose registered office is at The Scalpel, 18th Floor, 52 Lime Street, London, England, EC3M 7AF (the "**Issuer**" or the "**Company**").

INTRODUCTION

Subject to receipt by the Company of the relevant shareholder approval in satisfaction of the Condition, on the date that is no later than thirty (30) days following notification by the Company, (the "**Issuance Date**") the Issuer shall make the Warrants available to the Subscriber for the purpose and on the terms more particularly described in this agreement.

IT IS AGREED AS FOLLOWS

1. DEFINITIONS

1.1 Unless the context requires otherwise, terms defined in the Articles shall have the same meaning in this agreement.

1.2 In this agreement:

"Affiliates"	has the meaning given in Regulation 501 under the Securities Act of 1933, as amended.
"Articles"	the articles of association of the Company from time to time;
"Business Days"	means a day (other than a Saturday or Sunday) on which banks are open for business in London;
"Condition"	has the meaning given in clause 2.3(a);
"Issuance Date"	has the meaning given in the Introduction;
"Long Stop Date"	23:59 on 31 August 2023
"Rule 144"	has the meaning given in clause 5(d);
"Securities"	means, collectively, the Warrants and the Warrant Shares issuable upon exercise of the Warrants;
"Securities Act"	means the Securities Act of 1933, as amended;
"VVPR Ordinary Shares"	means the common shares of the Issuer, nominal value \$0.012 per share;
"Warrants"	means, collectively, the purchase warrants, as detailed in Exhibit A attached hereto, issued by the Issuer and delivered to the Subscribers at the Issuance Date in accordance with Section 2.1 hereof, which Warrants shall be exercisable on the twelve (12) month anniversary of the issuance date of the Warrants and shall expire five (5)

	years from the exercise date, in the form of Exhibit A attached hereto;
"Warrant Shares"	means the VVPR Ordinary Shares issuable upon exercise of the Warrants.

1.3 In this agreement, references to a party include its successors in title, transferees and assignees.

1.4 In this agreement, references to each gender includes the other genders.

2. WARRANTS

2.1 *Delivery*

Subject to clauses 2.3(a) and 8.1(a), on the Issuance Date, the Issuer shall deliver or cause to be delivered to the Subscriber a Warrant registered in the name of such Subscriber to purchase up to 869,411 VVPR Ordinary Shares, with an exercise price equal to $0.60 per Warrant Share, subject to adjustment therein.

2.2 *Purpose*

The Company will deliver the Warrants to the Subscriber as remuneration for its services.

2.3 *Condition and Waiver*

(a) Completion of this agreement is subject to and conditional upon the Company's members, by special resolution, granting the directors of the Company authority to create and issue the Warrants (the "**Condition**").

(b) The Company hereby undertakes to procure all consents, waivers and shareholder resolutions necessary (pursuant to the Articles or otherwise) so as to enable the issue of shares in the capital of the Company contemplated by this agreement to proceed free of pre-emption rights or other restriction.

3. WARRANTIES

The Company hereby warrants to the Subscriber that:

(a) the Company is a company duly formed, validly existing and in good standing under the laws of England and Wales, with full corporate power and authority to enter into and perform its obligations under this agreement;

(b) the consummation of the transactions contemplated hereunder and the performance of this agreement by the Company do not violate the provisions of the Articles, or any applicable law, and will not result in any breach of, or constitute a default under, any note or instrument to which the Company is a party or by which it is bound; and

(c) this agreement is valid and binding upon the Company and enforceable in accordance with its terms.

4. COMPANY REPRESENTATIONS

(a) No Direct Selling Efforts; Compliance With Offering Restrictions: The Issuer is a "reporting issuer," as defined in Rule 902 under the Securities Act. With respect to those Securities being sold in reliance upon Regulation S under the Securities Act, none of the Issuer, its Affiliates, or any person acting on its or any of their behalf (other than the

Subscribers, as to which no representation or warranty is given) has engaged in any directed selling efforts within the meaning of Regulation S; and each of the Issuer, its Affiliates and all persons acting on its or any of their behalf (other than the Subscribers, as to which no representation or warranty is given) has complied with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States.

None of the Subscribers nor any of their respective Affiliates or representatives have participated in a plan or scheme to evade the registration requirements of the Securities Act through the sale of the Securities pursuant to Regulation S.

(b) No Registration: Assuming the accuracy of the representations and warranties of the Subscribers set forth in Section 5 hereof and their compliance with their agreements set forth therein, it is not necessary in connection with the issuance and sale of the Securities to the Subscribers and the offer, resale and delivery of the Securities by the Subscribers in the manner contemplated by this Agreement, to register the offer and sale of the Securities under the Securities Act.

(c) No Directed Selling Efforts: Neither the Issuer nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) in connection with the offering of the Securities and it has complied and will comply with the offering restrictions requirement of Regulation S.

(d) No Integration: None of the Issuer, its Affiliates, or any person acting on its or any of their behalf (other than the Subscribers, as to which no representation or warranty is given) has, directly or indirectly, solicited any offer to buy, sold or offered to sell any security which is or would be integrated with the sale of the Securities in a manner that would require the offer and sale of the Securities to be registered under the Securities Act.

(e) No Public Offering: None of the Issuer, its Affiliates, or any person acting on its or any of their behalf (other than the Subscribers, as to which no representation or warranty is given) has, directly or indirectly, solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(f) Investment Issuer Act: The Issuer is not, and as a result of the offering of the Securities or the receipt or application of the proceeds of the offering of the Securities will not be, required to register under the U.S. Investment Issuer Act of 1940, as amended.

5. SUBSCRIBER REPRESENTATIONS

(a) Regulation S: Each Subscriber represents, warrants and undertakes that it, its affiliates, or any person acting on its or their behalf is (i) not a "U.S. Person" (as defined in Regulation S), (ii) acquiring the Securities in an offshore transaction (as defined in Regulation S), and (iii) is aware that the sale of Securities is being made in reliance on the exemption from registration provided by Regulation S.

(b) No Directed Selling Efforts: Each Subscriber represents, warrants and undertakes that neither it, its Affiliates, nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the

Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.

(c) Distribution Compliance Period: The Securities have not been and will not be registered under the Securities Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Subscriber represents, warrants and undertakes that it has not offered or sold, and will not offer and sell any Securities (a) as part of their distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering of the Securities and the closing date, except in accordance with Regulation S. Each Subscriber also agrees that, at or prior to confirmation of sale of Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

"The securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "**Securities Act**"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meanings given to them by Regulation S."

(d) Transfer Or Re-Sale: The Subscriber understands that (i) the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Subscriber shall have delivered to the Issuer, at the cost of the Issuer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Issuer, (c) the Securities are sold or transferred to an Affiliate of the Subscriber who agrees to sell or otherwise transfer the Securities only in accordance with this Section 5 and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144 promulgated under the Securities Act ("**Rule 144**") or other applicable exemption, or € the Securities are sold pursuant to Regulation S, and the Subscriber shall have delivered to the Issuer, at the cost of the Issuer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Issuer; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Issuer nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything

else contained herein to the contrary, the Securities may be pledged in connection with a bona fide margin account or other lending arrangement secured by the Securities, and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Subscriber in effecting such pledge of Securities shall be not required to provide the Issuer with any notice thereof or otherwise make any delivery to the Issuer pursuant to this Agreement or otherwise.

(e) Reliance On Exemption: The Subscriber understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Issuer is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

6. STATUS OF SUBSCRIBER

6.1 In entering into this agreement to acquire the Warrants on the terms of this agreement, the Subscriber undertakes that:

(a) it is a foundation created under the laws of Indonesia;

(b) it has received sufficient information from the Company with respect to all matters it considers material to its investment decision, it has had the opportunity to ask questions of the management of the Company in relation to its investment decision and all such questions have been answered to its satisfaction; and

(c) it is able to evaluate the risk and merits of an investment in the Company or has sought such advice as is considered necessary by its directors, from a professional adviser with such knowledge and expertise.

7. COMMUNICATIONS

7.1 *In writing*

Unless otherwise expressly stated herein, all communications under this agreement will be in writing and may be made by letter or email.

7.2 *Address*

Any communication by letter to be made or delivered by one party to the other(s) will be made or delivered to that other party at the address shown next to its name on the first page of this agreement or to such other address as may from time to time be notified by one party to the other(s) in accordance with this clause and any communication by email to be made by one party to the other(s) will be made to that other party at the email address as may from time to time be notified by one party to the other(s) in accordance with this clause.

7.3 *Delivery*

Any communication made or delivered under this agreement will be deemed made or delivered

(a) when received, in the case of an email;

(b) when left at the relevant address, in the case of a personally delivered letter; or

(c) two Business Days after dispatch, in the case of a letter sent by prepaid first class post in an envelope addressed to the relevant address.

8. GENERAL

8.1 *Termination, variation and assignment*

(a) If the Condition is not satisfied by the Long Stop Date then this agreement shall be deemed to be rescinded and shall immediately lapse and cease to have effect (the "**Condition**").

(b) Unless otherwise rescinded pursuant to clause 8.1(a), this agreement shall terminate automatically and immediately upon the earlier of (i) the date falling 6 years after the Issuance Date of the Warrants, and (ii) all Warrants having been exercised, and may not otherwise be cancelled, varied or assigned.

8.2 *Counterparts*

This agreement may be executed in counterpart, and this has the same effect as if the signatures on the counterparts were on a single copy of this agreement. The exchange of a fully executed version of this agreement (in counterparts or otherwise) by electronic transmission in PDF format shall be sufficient to bind the parties to the terms and conditions of this agreement and no exchange of originals is necessary.

8.3 *Entire Agreement*

This agreement sets forth the entire understanding among the parties with respect to the subject matter hereof.

8.4 *Severance*

If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9. LAW

This agreement will be governed by and construed in accordance with the laws of England and Wales and the English courts shall have exclusive jurisdiction.

This agreement has been executed on the date stated at the beginning of this agreement.

Signed by __________)
for and on behalf of)
ASEAN Foundation) ....
)

Signed by Peter Jeavons)
for and on behalf of)
VivoPower International PLC) ....
)

DocuSigned by:
Peter Jeavons
CC8E4D1F5469480...

Exhibit A: Series A Warrant